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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, as it relates to VoiceStream Wireless Corporation and Subsidiaries, into the Company's previously filed Registration Statement File Nos. 333-31086, 333-31088 and 333-31090.


                                            /s/ Arthur Andersen LLP

Seattle, Washington
November 30, 2000